EXHIBIT 24

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Richard L. Antonini Richard L. Antonini

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ John D. Boyles John D. Boyles

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ William P. Crawford William P. Crawford

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Richard M. DeVos, Jr. Richard M. DeVos, Jr.

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Mark F. Furlong Mark F. Furlong

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ William G. Gonzalez William G. Gonzalez

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 17, 1999	/s/ James P. Hackett James P. Hackett

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Erina Hanka Erina Hanka

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Michael J. Jandernoa Michael J. Jandernoa

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Kevin T. Kabat Kevin T. Kabat

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Fred P. Keller Fred P. Keller

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ John P. Keller John P. Keller

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Hendrik G. Meijer Hendrik G. Meijer

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Percy A. Pierre Percy A. Pierre

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Peter F. Secchia Peter F. Secchia

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ David J. Wagner David J. Wagner

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Margaret Sellers Walker Margaret Sellers Walker

Limited Power of Attorney

The undersigned, in his or her capacity as a director or officer of Old Kent Financial Corporation, does hereby appoint DAVID J. WAGNER, ROBERT H. WARRINGTON, MARK F. FURLONG and MARY E. TUUK, and any of them severally, his or her attorney or attorneys with full power of substitution to execute in his or her name, in his or her capacity as a director or officer, or both, as the case may be, of Old Kent Financial Corporation, a Form S-4 Registration Statement of Old Kent Financial Corporation relating to its shares of Common Stock, $1 par value, to be issued pursuant to the Agreement and Plan of Merger between Merchants Bancorp, Inc., Old Kent Financial Corporation and Merchants Acquisition Corporation, dated as of July 29, 1999, as that Agreement and Plan of Merger may be amended from time to time, any and all amendments and supplements to such Registration Statement and post-effective amendments and supplements thereto, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Dated: August 16, 1999	/s/ Robert H. Warrington Robert H. Warrington